UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 3, 2016

HALLMARK FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Hallmark Financial Services, Inc. (the “Company”) was held on June 3, 2016. Of the 18,959,405 shares of common stock of the Company entitled to vote at the meeting, 15,318,833 shares were represented at the Annual Meeting in person or by proxy.

Item 1 – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Against Or Withheld	Abstentions and Broker Non-Votes
Mark E. Schwarz	14,791,453	149,728	377,652
Scott T. Berlin	13,231,585	1,709,596	377,652
James H. Graves	13,259,184	1,681,997	377,652
Mark E. Pape	14,901,769	39,412	377,652

Item 2 – Advisory Vote on Say-On-Pay Resolution

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s 2016 Proxy Statement, including the compensation tables and narrative discussion.”

At the Annual Meeting, 14,820,009 shares were voted in favor of the Say-On-Pay Resolution; 488,676 shares were voted against the Say-On-Pay Resolution; and 10,148 shares abstained from voting or were broker non-votes on the Say-On-Pay Resolution.

Item 3 – Advisory Vote on a Shareholder Proposal Regarding Majority Voting in Uncontested Director Elections

The Board of Directors also submitted to the shareholders for a non-binding, advisory vote the following resolution proposed by the California State Teachers’ Retirement System (the “Shareholder Proposal”):

“BE IT RESOLVED, that the shareholders of Hallmark Financial Services, Inc. hereby request that the Board of Directors initiate the appropriate process to amend the Company's articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.”

At the Annual Meeting, 9,440,479 shares were voted in favor of approval of the Shareholder Proposal; 5,375,835 shares were voted against approval of the Shareholder Proposal; and 502,519 shares abstained from voting or were broker non-votes on approval of the Shareholder Proposal.

Other Matters

No other matters were voted on at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: June 6, 2016	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer